UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 30, 2014 (July 29, 2014)

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On July 29, 2014, SM Energy Company (the “Company”) entered into a Purchase Agreement (the “Agreement”) with Baytex Energy USA LLC (“Baytex”).  Pursuant to the Agreement, the Company has agreed to purchase 100% of the membership interests of a wholly owned subsidiary of Baytex, which will own, at closing, certain oil and gas properties in Divide and Williams Counties, North Dakota (along with related equipment, contracts, records and other assets, the “Assets”). The Assets are located near the Company’s existing Gooseneck area. The effective time for the acquisition of the Assets is July 1, 2014, and the transaction is expected to close on or around September 24, 2014 (the “Scheduled Closing Date”), subject to certain conditions, as further described below.

The total consideration to be paid by the Company is $330,480,000 in cash, subject to customary adjustments to reflect the operation of the Assets prior to the closing, title defects and environmental defects.  The Company deposited a performance deposit of $24,786,000 into an escrow account pending closing of the transaction.

The Agreement contains customary representations and warranties and covenants by Baytex and the Company.  Among other things, during the period between the execution of the Agreement and the consummation of the transaction contemplated by the Agreement, Baytex has agreed to (i) provide the Company with reasonable access to the Assets; (ii) conduct its operations with respect to the Assets in the ordinary course; and (iii) restrict certain activities and capital expenditures relating to the Assets.

The Agreement provides Baytex and the Company with certain termination rights, including, among others: (i) the parties may terminate the Agreement by mutual consent; (ii) Baytex may terminate the Agreement if the Company has not satisfied Baytex’s conditions to closing on or before October 31, 2014, unless the Company’s failure to meet such conditions is the result of Baytex’s failure to fulfill any undertaking or commitment required on the part of Baytex; (iii) the Company may terminate the Agreement if Baytex has not satisfied the Company’s conditions to closing on or before October 31, 2014, unless Baytex’s failure to meet such conditions is the result of the Company’s failure to fulfill any undertaking or commitment required on the part of the Company; (iv) Baytex may terminate the Agreement on or after the Scheduled Closing Date, if the Company has breached certain representations, warranties, covenants or agreements, and such breach cannot by its nature be cured prior to October 31, 2014, unless Baytex is in material breach of the Agreement; or (v) the Company may terminate the Agreement on or after the Scheduled Closing Date, if Baytex has breached certain representations, warranties, covenants or agreements, and such breach cannot by its nature be cured prior to October 31, 2014, unless the Company is in material breach of the Agreement.

Baytex has agreed to indemnify the Company after the closing, subject to certain limitations, for losses incurred by the Company for (i) liabilities retained by Baytex, (ii) environmental defects related to excluded assets, and (iii) any misrepresentation, breach of any representation or warranty or nonfulfillment of any covenant or agreement on the part of Baytex under the Agreement.  Baytex’s indemnification obligations are subject to threshold, deductible, survival and overall cap limitations.  The Company has agreed to indemnify Baytex after the closing for losses incurred by Baytex for (i) liabilities assumed by the Company; and (ii) any misrepresentation, breach of any representation or warranty or nonfulfillment of any covenant or agreement on the part of the Company under the Agreement. The Company’s indemnification obligations are subject to survival limitations.

Item 2.02    Results of Operations and Financial Condition.
In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 29, 2014, the Company issued a press release announcing its financial results for the second quarter of 2014 and that the Company had entered into a Purchase Agreement to acquire interests in properties in its Bakken/Three Forks resource play. As indicated in the press release, the Company has scheduled a related second quarter of 2014 earnings teleconference call for July 30, 2014, at 8:00 a.m. (Mountain Time). The teleconference call is publicly accessible, and the press release includes instructions concerning how to access the teleconference and the location on the Company's web site where the teleconference information will be available. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

Cautionary Statement Concerning Forward Looking Statements

This Current Report on Form 8-K contains forward looking statements within the meaning of securities laws, including forecasts and projections.  The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “project,” “will” and similar expressions are intended to identify forward looking statements.  These statements involve known and unknown risks, which may cause the Company’s actual results to differ materially from results expressed or implied by the forward looking statements.  These risks include factors such as the availability, proximity and capacity of gathering, processing and transportation facilities; the uncertainty of negotiations to result in an agreement or a completed transaction; the uncertain nature of announced acquisition, divestiture, joint venture, farm down or similar efforts and the ability to complete any such transactions; the uncertain nature of expected benefits from the actual or expected acquisition, divestiture, joint venture, farm down or similar efforts; the volatility and level of oil, natural gas, and natural gas liquids prices; uncertainties inherent in projecting future rates of production from drilling activities and acquisitions; the imprecise nature of estimating oil and gas reserves; the availability of additional economically attractive exploration, development, and acquisition opportunities for future growth and any necessary financings; unexpected drilling conditions and results; unsuccessful exploration and development drilling results; the availability of drilling, completion, and operating equipment and services; the risks associated with the Company’s commodity price risk management strategy; uncertainty regarding the ultimate impact of potentially dilutive securities; and other such matters discussed in the “Risk Factors” section of the Company’s 2013 Annual Report on Form 10-K. The forward looking statements contained herein speak as of the date of this announcement. Although the Company may from time to time voluntarily update its prior forward looking statements, it disclaims any commitment to do so except as required by securities laws.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibit is furnished as part of this report:
	Exhibit 99.1	Press release of SM Energy Company dated July 29, 2014, entitled “SM Energy Reports Results for the Second Quarter of 2014; Announces Significant Bakken/Three Forks Acquisition”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	July 29, 2014	By:	/s/ PATRICK A. LYTLE
Patrick A. Lytle
Financial Reporting Manager and Assistant Secretary